UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MOLSON COORS BREWING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 M71200-P46052 MOLSON COORS BREWING COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2014. MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Meeting Information Meeting Type: Annual For holders as of: April 7, 2014 Date: June 4, 2014 Time:11:00 a.m., Mountain Daylight Time Location: See the reverse side of this notice to obtain proxy materials and voting instructions. Ritz-Carlton Hotel 1881 Curtis Street Denver, CO 80202 You are receiving this communication because you hold shares in Molson Coors Brewing Company and/or Molson Coors Canada Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX M71201-P46052 Proxy Materials Available to VIEW or RECEIVE:

M71202-P46052 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. 01) Peter H. Coors 02) Christien Coors Ficeli 03) Brian D. Goldner 04) Franklin W. Hobbs 05) Andrew T. Molson 06) Geoffrey E. Molson 07) Iain J.G. Napier 08) Peter S. Swinburn 09) Douglas D. Tough 10) Louis Vachon 2. To approve, on an advisory basis, the compensation of the Company's named executive officers. 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 4, 2014, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 7, 2014, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 30, 2014 (the cut-off date). In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting. Voting Items for Holders of Class A Common Stock or Class A Exchangeable Shares 4. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

M71203-P46052 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2. 01) Roger G. Eaton 02) Charles M. Herington 03) H. Sanford Riley 2. To approve, on an advisory basis, the compensation of the Company's named executive officers. SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 4, 2014, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 7, 2014, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 30, 2014 (the cut-off date). SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in MillerCoors Retirement Plans In order for Fidelity Management Trust Company (Fidelity), as trustee of the MillerCoors LLC Savings and Investment Plan (the Plan), to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 4, 2014, all the voting rights related to the Class B Common Stock of Molson Coors Brewing Company, attributed to participants in the Plan at the close of business on April 7, 2014, Broadridge (as agent for Fidelity), must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 p.m. EDT on May 30, 2014 (the cut-off date). In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting. Voting Items for Holders of Class B Common Stock or Class B Exchangeable Shares 3. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

M71204-P46052

M74926-P46053 MOLSON COORS BREWING COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2014. MOLSON COORS CANADA INC. 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Meeting Information Meeting Type: Annual For holders as of: April 7, 2014 Date: June 4, 2014 Time: 11:00 a.m., Mountain Daylight Time Location: See the reverse side of this notice to obtain proxy materials and voting instructions. Ritz-Carlton Hotel 1881 Curtis Street Denver, CO 80202 You are receiving this communication because you hold shares in Molson Coors Brewing Company and/or Molson Coors Canada Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M74927-P46053 Proxy Materials Available to VIEW or RECEIVE:

M74928-P46053 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. 01) Peter H. Coors 02) Christien Coors Ficeli 03) Brian D. Goldner 04) Franklin W. Hobbs 05) Andrew T. Molson 06) Geoffrey E. Molson 07) Iain J.G. Napier 08) Peter S. Swinburn 09) Douglas D. Tough 10) Louis Vachon 2. To approve, on an advisory basis, the compensation of the Company's named executive officers. 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 4, 2014, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 7, 2014, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 30, 2014 (the cut-off date). In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting. Voting Items for Holders of Class A Common Stock or Class A Exchangeable Shares 4. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

M74929-P46053 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2. 01) Roger G. Eaton 02) Charles M. Herington 03) H. Sanford Riley 2. To approve, on an advisory basis, the compensation of the Company's named executive officers. SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 4, 2014, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 7, 2014, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 30, 2014 (the cut-off date). SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in MillerCoors Retirement Plans In order for Fidelity Management Trust Company (Fidelity), as trustee of the MillerCoors LLC Savings and Investment Plan (the Plan), to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 4, 2014, all the voting rights related to the Class B Common Stock of Molson Coors Brewing Company, attributed to participants in the Plan at the close of business on April 7, 2014, Broadridge (as agent for Fidelity), must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 p.m. EDT on May 30, 2014 (the cut-off date). In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting. Voting Items for Holders of Class B Common Stock or Class B Exchangeable Shares 3. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.